UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2012

PINNACLE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23909	54-1832714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broad Street, Altavista, Virginia	24517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (434) 369-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2012, the Board of Directors of Pinnacle Bankshares Corporation (the “Corporation”) adopted amended Bylaws of the Corporation. The Bylaws were amended to:

•	Provide that shares of stock of the Corporation may be certificated or uncertificated, and provide for procedures for uncertificated shares (Article I, Section 1);

•

Expand the provisions related to transfer of shares to address maintaining a transfer agent and stock transfer books, and describe procedures for the transfer of certificated shares (Article I, Section 4);

•	Provide that an annual meeting of shareholders shall be held on the second Tuesday in April of each year, or on such other date set by the Board of Directors (Article II, Section 3);

•

Provide that notices may be delivered to shareholders or directors by electronic transmission, and provide procedures related to electronic notice transmission (Article II, Section 5, and Article III, Section 5);

•	Clarify the vote required to adjourn a meeting of shareholders (Article II, Section 15);

•	Provide that each director must be a resident of the Commonwealth of Virginia (Article III, Section 2);

•	Add provisions relating to the office of Chairman of the Board of Directors (the “Chairman”) (Article IV, Sections 1 and 2);

•	Provide that the Chairman, in addition to the President or any two directors, may call a special meeting of the Board of Directors (Article III, Section 4);

•	Clarify that the Chairman, or in his absence the Vice Chairman, shall preside over meetings of the Board of Directors (Article III, Section 8);

•	Add provisions regarding the Audit Committee of the Board of Directors and its membership, duties and authority (Article III, Section 13);

•	Clarify that a decrease in the size of the Board of Directors will not shorten the term of a director then-serving (Article III, Section 14);

•	Clarify the provisions applicable to vacancies on the Board of Directors (Article III, Section 16); and

•	Make other non-substantive and conforming changes.

The foregoing description is qualified in its entirety by the text of the amended Bylaws, a copy of which is attached hereto and filed as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.2	Bylaws of Pinnacle Bankshares Corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE BANKSHARES CORPORATION
(Registrant)

Date: August 17, 2012	By:	/s/ Bryan M. Lemley

Bryan M. Lemley
Secretary, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit

3.2	Bylaws of Pinnacle Bankshares Corporation.

4